Rule 497(k)

File. No 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS March 9, 2026
Amplify Municipal CEF High Income ETF NYSE Arca — YYYM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated March 9, 2026, as amended and supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Amplify Municipal CEF High Income ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Nasdaq Municipal Bond CEF High Income™ Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.00%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(1)	2.28%
Total Annual Fund Operating Expenses	2.78%

(1)    Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$51	$160

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of the Index, which is comprised of tax-exempt municipal bond closed-end funds. Because the Index is comprised of securities issued by other investment companies (as opposed to operating companies), the Fund operates in a manner that is commonly referred to as a “fund of funds,” meaning that it invests its assets in shares of funds that are included in the Index. The Index seeks to measure the performance of the common stock (or its equivalent) of a select group of 30 U.S. exchange-listed municipal bond closed-end funds (the “Underlying Funds”), as selected and ranked according to factors employed by the Index methodology that are designed to result in a portfolio that produces high current income, generally exempt from regular U.S. federal income taxes, and that is intended to be distributed on a monthly basis. By tracking the Index, the Fund seeks to provide high monthly income through exposure to municipal bond closed-end funds and may also have capital appreciation potential by seeking Underlying Funds that are trading at a discount to net asset value (the “Methodology”).

The initial Index universe begins with tax-exempt municipal bond closed-end funds whose shares are listed and trade on one of the following U.S. securities exchanges: the Nasdaq Stock Market®, the New York Stock Exchange, NYSE American, or the CBOE Exchange. From this initial universe, eligible constituents are then considered for inclusion based on its respective “Tier”

classification, with funds qualifying as either a “Tier 1 Fund” or “Tier 2 Fund”. To be considered a “Tier 1 Fund,” a fund must meet the following criteria:

•        have net assets of at least $500 million;

•        have a six-month average daily traded value of at least $1 million;

•        have a fund yield that is greater than or equal to 1.2 times the median fund yield of dividend-paying funds within the municipal bond closed-end fund universe;

•        have a trading price differential to NAV (i.e., a trading price premium or discount to NAV) that is not in the top 25th percentile of the closed-end fund universe (with funds with premiums and smaller discounts rated more highly than those with larger discounts); and

•        have a gross expense ratio that is less than or equal to 6%.

To be considered a “Tier 2 Fund”, a fund must meet the following criteria:

•        have net assets of at least $250 million;

•        have a fund average daily traded value of at least $800,000;

•        have a fund yield that is greater than or equal to the median fund yield of dividend-paying funds within the closed-end fund universe;

•        have a trading price differential to NAV that is not in the top 10th percentile of the closed-end fund universe; and

•        have a gross expense ratio that is less than or equal to 6%.

A combined rank score for each eligible Index constituent is then calculated based on the following criteria and calculated in accordance with the Index methodology: fund yield (descending); fund trading premium/discount (ascending); and fund average daily traded value (descending). Each fund is then assigned an overall rank based on its combined rank score. The Index selects the Tier 1 Funds with a rank of 1 through 30. However, if fewer than 30 Tier 1 Funds are selected, the Index includes the Tier 2 Funds with the best overall rank not already selected as Tier 1 Funds until the Index either reaches a total of 30 constituents or the list of eligible Tier 2 Funds is exhausted. If there are still less than 30 constituents selected at this point, the Index includes the remaining funds with the lowest overall rank, not already selected as Tier 1 or Tier 2 Funds, until 30 constituents are selected. The Index will have a total of 30 constituents.

Index constituents are weighted according to a “modified” fund-yield weighted methodology. The initial Index weights are determined by dividing each Underlying Fund’s Fund Yield by the total Fund Yield of all the Underlying Funds.

Initial weights are adjusted at the semi-annual rebalance to comply with the lesser of the following ongoing maximum weight constraints:

•        no constituent may exceed 5%;

•        no constituent may exceed the ratio of 10 days of a constituent’s fund average daily traded value divided by 110% of the Fund’s net assets; and

•        no constituent may exceed the ratio of 2.7% of a constituent’s net assets divided by 110% of the Fund’s net assets.

The Index weight adjustment is conducted such that any excess weight from a constituent exceeding its max weight is redistributed proportionally to other eligible constituents. The Index is rebalanced and reconstituted semi-annually, effective on the trading day following the third Friday in January and July. The rebalance and reconstitution of the Index is conducted using reference data as of the third Friday of the month prior (December and June, respectively). The Index may be adjusted more frequently for specific corporate events, as detailed in the Methodology.

The Index is unmanaged and cannot be invested in directly. The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the Underlying Funds comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the Underlying Funds in the Index.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index upon which the Fund is based concentrates in an industry or a group of industries.

Diversification Status. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds.  Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Index. The Fund will indirectly bear a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Nasdaq, Inc. (the “Index Provider” or “Nasdaq”). There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Issuer-Specific Risk. The value of an Underlying Fund may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Management Risk. Because the Fund may not fully replicate the Index and may hold fewer than the total number of securities in the Index and may hold securities not included in the Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is a “non-diversified company” under the 1940 Act, it can invest a greater portion of its assets in securities of individual issuers than a diversified fund, and changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed and therefore the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling security is otherwise required upon a rebalancing of the Index.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether

Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Risks of Investing in Closed-End Funds. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Anti-Takeover Provision Risk. The organizational documents of certain of the Underlying Funds may include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

Leverage Risk. The Underlying Funds in which the Fund may invest may employ the use of leverage. As a result, the Fund may be exposed indirectly to leverage through investment in the Underlying Funds. An investment in securities of Underlying Funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

Risk of Market Price Discount from/Premium to Net Asset Value. The shares of the Underlying Funds may trade below (a discount) or above (a premium) to their NAV. This characteristic is a risk separate and distinct from the risk that an Underlying Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of shares of a closed-end fund depends upon whether the market price of such fund’s shares at the time of sale is above or below an investor’s purchase price for such shares, which may or may not be connected to changes in such fund’s NAV.

Risks of Investments and Strategies of the Underlying Funds. The Fund may be subject to the following risks as a result of investments and strategies pursued by the Underlying Funds:

Municipal Bond Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal bonds that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal bonds held by an Underlying Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. This risk would be heightened to the extent that the Underlying Fund invests a substantial portion of its assets in municipal bonds issued pursuant to similar projects or whose interest is paid solely from revenues of similar projects. In addition, income from municipal bonds held by the Underlying Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Underlying Fund to be taxable and may result in a significant decline in the values of such municipal securities. There are various different types of municipal bonds, each with its own unique risk profile., as well as different risks associated with investments in municipal securities. Some of these risks include:

Alternative Minimum Tax Risk. Although the interest received from municipal securities is generally exempt from federal income tax, the Fund may invest in municipal securities subject to the federal alternative minimum tax on individuals. For tax years beginning after December 31, 2022, interest on the bonds may affect the corporate alternative minimum tax for certain corporations. Accordingly, investment in the Fund could cause shareholders to be subject to the federal alternative minimum tax.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

General Obligation Bonds Risk. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risk. Timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility.

Private Activity Bonds Risk. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bonds, and payment under these bonds depends on the private enterprise’s ability to do so.

Moral Obligation Bonds Risk. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk. Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel for the issuer at the time of issuance, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risk. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers may decrease, lessening their ability to make a market in these securities. Any reduction in market-making capacity has the potential to decrease an Underlying Fund’s ability to buy or sell municipal bonds and increase price volatility and trading costs, particularly during periods of economic or market stress. As a result, an Underlying Fund may be forced to accept a lower price to sell a municipal bond, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Illiquid Securities Risk. No one can guarantee that a liquid trading market will exist for any security. The Underlying Funds may invest in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may be unregistered or may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by an Underlying Fund or at prices approximating the value at which the Underlying Fund is carrying the securities on its books.

Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

There may be limited trading in the shares of closed-end funds. This may make it more difficult to purchase or sell a large number of an Underlying Fund’s shares at any one time.

Industry and Sector Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in a single industry, group of industries, or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, the Fund may face more risks than if it were diversified more broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. The Underlying Funds’ sector and industry exposure is expected to vary over time based on the composition of the Index.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Tax Risk from Investment in Other Investment Companies Risk. The Fund has based its analysis of its qualification as a “regulated investment company” (“RIC”) on the belief that its portfolio funds are themselves RICs. If a portfolio fund were to lose its status as a RIC, the Fund may fail its requirement to have a diversified portfolio, and, thus, lose its own RIC status.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in March 2026.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.